Exhibit 10.25

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN

SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT NO. 2

TO THE

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This is AMENDMENT NO. 2 effective this 8 day of August, 1997, (“EFFECTIVE AMENDMENT NO. 2 DATE”) to the Patent and Technology License Agreement dated July 20, 1994, as amended by that certain Amendment No. 1 effective September 1, 1996 (HEREINAFTER REFERRED TO AS THE “FIRST AMENDED AGREEMENT), by and between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as “MDA”), located at Houston, Texas, and which is a component institution of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as “SYSTEM”) which is governed by a BOARD OF REGENTS (hereinafter referred to as “BOARD”) and INTROGEN THERAPEUTICS, INC., located at 301 Congress Avenue, Suite 1850, Austin, Texas 78701 (hereinafter referred to as “LICENSEE”).

RECITALS

A. BOARD is the owner of the invention(s) and other subject matter listed in SCHEDULE B hereto (“IL-2 INVENTION(s)”).

B. LICENSEE is a company interested in the development and commercialization of new technologies; directed to the treatment of cancer, and other threatening diseases, to which end LICENSEE, MDA and BOARD entered into the FIRST AMENDED AGREEMENT noted hereinabove.

C. LICENSEE wishes to add the IL-2 INVENTIONS to the LICENSED SUBJECT MATTER under the FIRST AMENDED AGREEMENT.

D. BOARD wishes to grant LICENSEE rights to the IL-2 INVENTIONS under the FIRST AMENDED AGREEMENT to promote its practical development for the benefit of the MDA’s patients and for the benefit of the people of the state of Texas.

E. The definitions set forth in the AGREEMENT and the FIRST AMENDED AGREEMENT shall apply in this AMENDMENT NO. 2, except to the extent that a definition herein is specific to this AMENDMENT NO. 2.

NOW, THEREFORE, In consideration for the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree to the following:

The FIRST AMENDED AGREEMENT is hereby amended as follows:

AMENDED TERMS

1. Add the following as new Schedule B in its entirety;

SCHEDULE B

IL-2 INVENTIONS

“Low Toxicity Interleukin-2 Analogues for Use in Immunotherapy”

MDA. Ref. NO. UTSC 279

Inventors: Elizabeth A. Grimm and Keith Heaton

U.S. Patent Number: 5,229,109 Issued: July 20, 1993

PCT Patent Number: WO/93/20849

2. So much of Section 2.3(a) as reads

“...the patents and patent applications described in Schedule A hereto (the “Existing Patent Rights”) and all patents anywhere in the world issuing thereon;”

is hereby amended to read

“...the patent and patent applications described in Schedules A and B hereto (the “Existing Patent Rights”) and all patents anywhere in the world issuing thereon;”

3. The title for ATTACHMENT A of the AGREEMENT shall be replaced in its entirety to read as follows: “SCHEDULE A.”

4. Add new paragraph 2.12 that will read in its entirety as follows:

“2.12 IL-2 PRODUCT shall mean a LICENSED PRODUCT the manufacture, use or sale of which would infringe a VALID CLAIM within the IL-2 PATENTS.”

5. Add new paragraph 2.13 that will read in its entirety as follows:

“2.13 IL-2 PATENTS shall mean those PATENT RIGHTS which claim or disclose an IL-2 INVENTION as described in Schedule B hereto.”

6. Paragraph 5.1 of the AGREEMENT shall be amended by the addition of the following two new paragraphs:

New 5.1(e) shall read in its entirety:

“(e) [***] ([***]%) of NET SALES attributed to SALES of LICENSED PRODUCTS that are IL-2 PRODUCTS by LICENSEE, AFFILIATES, and SUBLICENSEES.” For avoidance of doubt, the royalties due on PRODUCTS other than IL-2 PRODUCTS shall be as specified in Paragraph 5.1(a) above,

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

New 5.1(f) shall read in its entirety:

“(f) For any advance payment attributable to an IL-2 PRODUCT or IL-2 PATENT received by LICENSEE from a third party pursuant to a sublicensee, marketing, distribution., or franchise agreement, other than amount paid to LICENSEE in reimbursement of development or other costs, as provided for in Article 4.3 hereof and which is creditable against future royalties to be received by LICENSEE: [***] ([***]%) of said advance payment attributable to an IL-2 PRODUCT or IL-2 PATENT.” For avoidance of doubt, advanced payments for PRODUCTS other than IL-2 PRODUCTS shall be as specified in Paragraph 5.1(b) above.

7. The definition of TECHNOLOGY RIGHTS (Paragraph 2.4) shall be amended by the addition of the following text:

“TECHNOLOGY RIGHTS shall also include all information, know-how, biological materials or other subject matter owned by the BOARD and reasonably necessary for practicing an IL-2 INVENTION at any time covered by the IL-2 PATENTS,”

OTHERWISE, the terms and provisions of the original AGREEMENT shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this AMENDMENT NO. 2 and the AGREEMENT, the terms and conditionals of this AMENDMENT NO. 2 shall prevail. THIS AMENDMENT NO. 2 and the SCHEDULES hereto and the AGREEMENT and its ATTACHMENTS constitute the entire agreement between, the parties in connection with the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 2.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER		BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM

By	/s/ Michael Best	By	/s/ Ray Farabee
	Michael J. Best		Ray Farabee Vice Chancellor and General Counsel

APPROVED AS TO CONTENT		APPROVED AS TO FORM

By:	/s/ William Doty	By:	/s/ Ben Lynn Maxwell
	William J. Doty Director, Technology Development		Ben Lynn Maxwell, Ph.D. Office of General Counsel

INTROGEN THERAPEUTICS, INC.

By	/s/ David Nance
David G. Nance President

SCHEDULE B

IL-2 INVENTIONS

“Low Toxicity Interleukin-2 Analogues for Use in Immunotherapy”

MDA. Ref. NO. UTSC 279

Inventors: Elizabeth A. Grimm and Keith Heaton

U.S. Patent Number: 5,229,109 Issued: July 20, 1993

PCT Patent Number: WO/93/20849